SEMIANNUAL REPORT JUNE 30, 1999
Adhia Funds, Inc. - Adhia Twenty Fund

Discussion of Fund Performance

Dear Shareholder:

We are pleased to present this semiannual report for Adhia Twenty Fund, covering the six-month period from January 1, 1999 through June 30, 1999. For this six month period Adhia Twenty Fund produced a return of 19.71% compared to return of 11.99% on Standard & Poor's 500.

Semiconductor manufacturer were the leader in our gains for the first half of 1999. LSI Logic and Atmel Semiconductors both posted over 80% gain over our purchase price. We believe growth in networking and telecommunication industry helps both of these leaders of specialty chips manufacturer.

Also, Adhia Twenty Fund posted reasonable gains on its bet on cyclic Chemical industry stocks. All of our positions in Chemical industry - Air Products, Cytec Industry, and Dexter were disposed off during May. We believed additional gains in these stocks did not justify the risk.

Our loss leaders for the six months were Humana, Inc., CompUSA. Humana's HMO business has been hurt substantially by increase in hospital reimbursement rates and out of control pharmaceutical expenses. We have sold all our position in Humana because it at this time it did not fit the Fund's overall strategy. CompUSA got hurt by falling per unit price of Computer System and competition from the Internet based distributors. We believe at current price, the stock is undervalued. Also, CompUSA will be successful in changing its business model to respond to its current down cycle. Fund still holds its full position in CompUSA.

Outlook for the Balance of 1999:

We believe that US economy will continue to exhibit a slower growth. International markets seemed to have regained stability and in some cases, even strength. These factors should broaden the US market gains in cyclic sectors. Our Fund has avoided most of the market favorite Internet stocks.

On the other hand, pharmaceutical sector has shown buying opportunities. We will continue to strive to target combination of growth stocks with reasonable market multiples.

	We appreciate your confidence over the past six months, and we look forward to your continued participation in Adhia Twenty
Fund.

Sincerely,

/S/ Hitesh (John) P. Adhia, CPA, President
Monday, August 09, 1999



Adhia Funds, Inc.
Adhia Twenty Fund
Statement of Assets and Liabilities
As of June 30, 1999 (Unaudited)


ASSETS:
       Cash at Fidelity Reserve                              $66,029.78
       Investment in Securities                               80,371.88
       Receivable for investments Sold                         1,247.50
       Interest/Dividend Receivable                                8.47

              Total Assets                                   147,657.63


LIABILITIES
       Accrued Expense                                           392.27

               Total Liabilities


NET ASSETS:
       Capital Stock, $0.0001 par Value;                     124,260.94
       500,000,000 Authorized and 12,674.65 issued.
       Net Unrealized Appreciation on Investments             16,310.81
       Accumulated Net Realized Gains on Investments           6,693.61

              Net Assets                                     147,265.36

              Total Liabilities and Net Assets               147,657.63

CALCULATION OF NET ASSETS
       Offering and Redemption Price Per Share
       ($147,265.36 / 12,674.65 Shares Outstanding)              $11.62









Attached Notes Are Integral Part of Financial Statements.






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Adhia Funds, Inc.
Adhia Twenty Fund
Statement of Operations
For the Six Months Ended June 30, 1999 (Unaudited)

INCOME:
       Dividend                                                 $204.00
       Interest                                                1,319.32

                Total Income                                  $1,523.32


EXPENSES:
       Director Fees                                             400.00
       Licenses and Permits                                      345.00
       Printing & Reproduction                                   427.50
       Professional Fees                                         392.00
       Management Fees                                           627.87

              Total Operating Expenses before                  2,192.37

              Less: Subsidized by Investment Advisors           (627.87)

              Net                                              1,564.50

NET INVESTMENT INCOME/(LOSS)                                     (41.18)

NET REALIZED GAIN ON INVESTMENT                                6,734.79
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENT         13,296.49

NET GAIN ON INVESTMENT                                        20,031.28

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          19,990.10


Attached Notes Are Integral Part of Financial Statements.















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Adhia Funds, Inc.
Adhia Twenty Fund
Statement of Operations
For the Six Months Ended June 30, 1999 (Unaudited)



OPERATIONS:
       Net Investment Income (Loss)                               ($41.18)
       Net Realized Gain (Loss) on Investments                   6,734.79
       Net Increase (Decrease) in Unrealized                    16,310.81
       Appreciation on Investments

              Net Increase (Decrease) in Net Assets             23,004.42
              Resulting from Operations

FUND SHARE ACTIVITIES:
       Proceeds from Shares Issued                              12,000.00
       Net Assets Value of Shares Issued in Distribution             0.00
       Costs of Shares Redeemed                                      0.00

              Net Increase in Net Assets Derived from           12,000.00
              Fund Share Activities

TOTAL INCREASE                                                  35,004.42

NET ASSETS AT THE BEGINNING OF THE PERIOD                      112,260.94

NET ASSETS AT THE END OF THE PERIOD                            147,265.36


Attached Notes Are Integral Part of Financial Statements.

















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Adhia Funds, Inc.
Adhia Twenty Fund
Schedule of Investments
As of June 30, 1999 (Unaudited)

       Security            Shares    Cost Basis  Market Value

	Common Stocks

       2.5%Banking
       BANKAMERICA CORP       50        3,062.45    3,665.63

      8.2%Communication and Equipment
      A T & T CORP COM       100        5,283.70    5,581.25
      CISCO SYSTEMS INC COM  100        5,189.95    6,450.00

      17.1%Computer and Electronics
      ATMEL CORP COM         300        3,952.45    7,856.25
      COMPAQ COMPUTER CORP   100        2,314.95    2,368.75
      LSI Logic              200        4,589.95    9,225.00
      ORACLE CORP COM        150        2,576.22    5,568.75


      6.2%Health Care
      AMGEN INC COM          100        6,114.95    6,087.50
      HEALTHSOUTH CORP COM   200        3,202.45    2,975.00

      10.6%Retail and Consumer Products
      ALBERTSONS INC COM     100        5,014.95    5,156.25
      COMP U S A INC COM     300        5,227.45    2,231.25
      OFFICEMAX INC COM      400        4,017.40    4,800.00
      K MART CORP COM        200        3,364.95    3,300.00

      5.2%Industrial and Manufacturing
      COOPER TIRE & RUBBER   200        4,377.45    4,725.00
      HON INDUSTRIES INC     100        2,089.95    2,918.75

      5.1%Transporation and Travel
      MANDALAY RESORT GROUP  200        3,559.97    4,237.50
      U A L CORP COM         50         3,152.45    3,231.25


  54.9% Total Common Stocks            67,081.64    80,378.13

       Short Term Investment

  45.1% Fidelity Cash Reserve          66,029.78    66,029.78

  45.1% Total Short Term Investment    66,029.78    66,029.78

   100%Total Assets                   133,111.42   146,407.91


Attached Notes Are Integral Part of Financial Statements.

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Notes to Financial Statements



I	Significant Accounting Policies:



The following is a summary of significant accounting polices of the Adhia Twenty Fund (the "Fund"), a portfolio of the Adhia Funds, Inc. (the "Company") which is an open-end non-diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Company was incorporated under the laws of Maryland on January 27, 1998, and the Registration was effective January 1, 1999. The Fund's investment objective is to seek capital appreciation through investment in an average of about twenty different stocks.



(a) Each security is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. short-term investment are valued at amortized costs which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Costs amounts, as reported on the schedule of investments, are substantially the same for Federal income tax purposes.



(b) Net realized gains and looses on common stock are computed on the identified costs basis.



(c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" as intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment company.



(d) Dividend income is recorded on the ex-dividend date.
Interest income is recorded on the accrual basis.




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(f) Generally accepted accounting principles require that
permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.


(g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.



II      Fund Advisor:



The Fund has an agreement with Adhia Investment Advisors, Inc. (the "Advisor"), with whom certain officers and directors of Adhia Funds, Inc. are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Advisor a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%. Under the investment advisory agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed the lowest limitation imposed by state securities administrators, the Advisor will reimburse the Fund for the amount of such excess. For the period ended June 30, 1999, Advisor waived advisory fees in the amount of $628.


III     Organization Costs:

Organizational costs and initial registration expenses are paid by the sponsor and Advisor Adhia Investment Advisors, Inc.


IV. 	Investment Transactions:


	For the period ended June 30, 1999, purchases and proceeds of sales of investment securities were $61,517 and $53,638 respectively.






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